                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                   AMENDMENT 1

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 16, 2001
                Date of Report (Date of earliest event reported)

                              GULFWEST ENERGY INC.
             (Exact name of registrant as specified in its charter)

                Texas                     1-12108              87-0444770
    (State or other jurisdiction        (Commission         (IRS Employer
          of incorporation)              File Number)        Identification No.)

         397 N. Sam Houston Parkway E., Suite 375, Houston, Texas 77060
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (281) 820-1919

It was  impracticable  to provide the following  items in the Company's  Current
Report on Form 8-K dated  August 16,  2001,  which are  included in this Current
Report Amendment 1 on Form 8-K/A, filed October 29, 2001:

Item 7.           Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

(b)      Pro Forma Financial Information

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Board of Directors
GULFWEST ENERGY INC. AND SUBSIDIARIES

We have audited the  accompanying  statements  of revenues and direct  operating expenses of the Grand Goldking L.L.C.  Acquired  Properties (see Note 1) for the
six months  ended June 30, 2001 and the years ended  December 31, 2000 and 1999.
These  financial  statements  are the  responsibility  of  GulfWest  Energy Inc.
management.  Our  responsibility  is to express  an opinion on these  statements based on our audits.

We conducted our audits in accordance  with U. S.  generally  accepted  auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable  assurance  about  whether  the  statements  of  revenues  and direct operating  expenses  are  free  of  material  misstatement.  An  audit  includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the statements.  An audit also includes assessing the accounting principles used and significant estimates made by management,  as well as evaluating the overall statement  presentation.  We believe that our audits provide a reasonable  basis for our opinion.

In our  opinion,  the  statements  of  revenues  and direct  operating  expenses referred to above  present  fairly,  in all material  aspects,  the revenues and direct operating expenses of the Grand Goldking L.L.C.  Acquired Properties (see
Note 1), for the six months ended June 30, 2001 and the years ended December 31,
2000 and 1999, in conformity with U. S. generally accepted auditing standards.

/s/Weaver and Tidwell, L.L.P.
-----------------------------
WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
October 20, 2001

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                 THE GRAND GOLDKING L. L. C. ACQUIRED PROPERTIES
              Statements of Revenues and Direct Operating Expenses
                   For the Six Months Ended June 30, 2001 and
                   The Years Ended December 31, 2000 and 1999

                                                   2001             2000             1999
                                               ------------     ------------     ------------

 REVENUES
   Oil and gas sales                            $ 2,637,821      $ 7,299,427      $ 3,426,491
   Operating overhead and other income               20,927           59,957           45,672
                                               -------------      -----------     -----------

     Total Revenues                               2,658,748        7,359,384        3,472,163
                                               -------------      -----------     -----------

 EXPENSES
   Production taxes                                  97,352          246,483          143,456
   Lease operating expenses                         533,405          853,888          655,660
                                               -------------      -----------      ----------

     Total Expenses                                 630,757        1,100,371          799,116
                                               -------------      -----------      ----------

 REVENUES LESS DIRECT OPERATING
   EXPENSES                                     $ 2,027,991      $ 6,259,013     $ 2,673,047
                                                ============    =============   ============

The accompanying Notes are an integral part of these statements.

                  THE GRAND GOLDKING L.L.C. ACQUIRED PROPERTIES

          NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Note 1.  Summary of Significant Accounting Policies

     Basis of Presentation

     The accompanying  financial  statement presents the historical revenues and direct operating expenses applicable to the oil and gas properties acquired by GulfWest Energy Inc., (the "Grand Goldking L.L.C. Acquired Properties"),
     effective July 1, P2001.

     The  accompanying  statement of historical  oil and gas revenues and direct
     operating   expenses  of  the  properties  does  not  include  general  and administrative  expenses,  interest  expense,  depreciation,  depletion and amortization,  or any provision for income taxes since historical  expenses of this nature incurred by the seller are not necessarily indicative of the costs incurred by GulfWest Energy Inc.

     Revenues  and direct  operating  expenses,  as set forth in this  financial statement,  include oil and gas revenues  and  transportation  income,  and associated direct operating expenses related to the net working interest in the  acquisition  properties.  Each owner  recognizes  revenue and expenses based on its  proportionate  share of the  related  production  and  costs.
     Expenses include labor, repairs and maintenance, fuel consumed and supplies utilized  to operate  and  maintain  the wells and  related  equipment  and facilities, royalties, production taxes and ad valorem taxes.

     Historical financial information reflecting financial position,  results of operations,  and cash flows of the properties is not presented  because the purchase  price was  assigned  to the oil and gas  property  interests  and
     related  equipment  acquired.   Development  and  exploration  expenditures
     related to these  properties  were  insignificant  in the relevant  period.
     Accordingly,  the  historical  statement of revenues  and direct  operating expense of the Grand Goldking L.L.C.  Acquired Properties is represented in lieu of the financial statements required under Item 3-05 of Securities and
     Exchange Commission Regulation S-X.

     Use of Estimates

     The  preparation  of financial  statements  in  conformity  with  generally accepted  accounting  principles  requires management to make estimates and assumptions  that  affect  the  reported  amounts  of  revenues  and direct operating expenses during the reporting period. Actual results could differ from those estimates

Note 2.  Supplemental Oil and Gas Information (UNAUDITED)

     The proved  oil and gas  reserves  of the Grand  Goldking  L.L.C.  Acquired
     Properties are estimated in accordance with  guidelines  established by the
     Securities and Exchange Commission and the Financial  Accounting  Standards
     Board,  which  require that reserve  estimates be prepared  under  existing economic and  operating  conditions  with no  provision  for price and cost
     escalations   over  prices  and  costs  existing  at  year  end  except  by contractual arrangements.

     GulfWest  Energy Inc.  emphasizes  that reserve  estimates  are  inherently imprecise.  Accordingly,  the  estimates  are  expected  to  change as more current  information  becomes  available.  It is reasonably  possible that, because of changes in market  conditions  or the  inherent  imprecision  of these reserve estimates,  that the estimate of future cash inflows,  future gross revenues, the amount of oil and gas reserves, the remaining estimated lives of the oil and gas properties, or any combination of the above may be increased or reduced in the near term.

     The  estimates  of  proved   reserves  and   information   related  to  the
     standardized  measure of discounted future net cash flows related to proved reserves  ("Standardized  Measure") were prepared by independent  petroleum engineers in accordance with Securities and Exchange Commission  guidelines as of December 31, 2000.  Reliable  information  of oil and gas reserves of the Grand Goldking L.L.C.  Acquired  Properties  prior to December 31, 2000 does not exist.  Accordingly,  information on reserves or the  Standardized
     Measure at  December  31, 1999 or the changes in reserves or the changes in the Standardized  Measure for the years ended December 31, 2000 and 1999 is not presented.

     The following schedules provide information concerning proved quantities of reserves and the Standardized  Measure,  derived from independent  engineer reserve  reports,  as they  apply to the  Grand  Goldking  L.L.C.  Acquired
     Properties at December 31, 2000:

                                                 Crude Oil     Natural Gas
 QUANTITIES OF RESERVES                            (Bbl)         (Mcf)
                                               -------------------------------

    Proved developed                             1,167,278       4,210,000
    Proved undeveloped                             119,581       2,279,000
                                                -----------     ----------

                                                 1,286,859       6,489,000
                                                ===========     ==========

Note 2.  Supplemental Oil and Gas Information (UNAUDITED) - continued

         STANDARDIZED MEASURE:

         Standardized measure of discounted future net cash flows relating to proved reserves:

 Future cash inflows                                                $59,150,719

 Future production and development costs
     Production                                                       7,545,099
     Development                                                      6,235,000
                                                                  -------------

 Future cash flows before income taxes                               45,370,620
 Future income taxes                                                 10,310,609
                                                                  -------------

 Future net cash flows after income taxes                            35,060,011
 10% annual discount for estimated timing of cash flows               7,012,002
                                                                  -------------

 Standardized measure of discounted cash flows                      $28,048,009
                                                                   ============

Item 7b.  Pro Forma Financial Information

                              GULFWEST ENERGY INC.
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                                     GulfWest               Pro Forma                 GulfWest
                                                      Actual               Adjustments               Pro Forma
                                                --------------------    -------------------      --------------------
                                                --------------------    -------------------      --------------------
OPERATING REVENUES
  Oil and gas sales                              $    8,445,932          $    7,299,427     (a)  $   15,745,359
  Well servicing revenues                               188,052                                         188,052
  Operating overhead and other income                   350,191                  59,957     (a)         410,148
                                                 --------------          --------------          --------------
     Total Operating Revenues                         8,984,175               7,359,384              16,343,559

 OPERATING EXPENSES
  Lease operating expenses                            3,377,583               1,100,371               4,477,954
  Cost of well servicing operations                     212,286                                         212,286
  Depreciation, depletion and amortization            1,341,890               1,406,749               2,748,639
  General and administrative                          1,588,399                   -                   1,588,399
                                                 --------------          --------------          --------------
     Total Operating Expenses                         6,520,158               2,507,120               9,027,278

 INCOME (LOSS) FROM OPERATIONS                        2,464,017               4,852,264               7,316,281

 OTHER INCOME AND EXPENSE
   Interest income                                       16,082                                          16,082
  Interest expense                                   (2,134,718)               (900,000)    (c)      (3,034,718)
  Gain (loss) on sale of assets                           7,393                    -                      7,393
                                                ---------------          --------------          --------------
     Total other income and expense                  (2,111,243)               (900,000)             (3,011,243)

 NET INCOME BEFORE INCOME TAXES                         352,774               3,952,264               4,305,038

 INCOME TAXES                                              -                      -                       -
                                                ---------------          --------------          --------------
 NET INCOME                                     $       352,774          $    3,952,264          $    4,305,038

 DIVIDENDS ON PREFERRED STOCK
  (PAID 2000-$76,992))                                     -                   (112,500)               (112,500)
                                                ---------------          --------------          ---------------
 NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS                                  $       352,774          $    3,839,764          $    4,192,538
                                                ===============          ==============          ==============
 INCOME PER COMMON SHAREHOLDER-
   BASIC                                        $          0.02          $         0.22          $         0.24
                                                ===============          ==============          ==============
   DILUTED
                                                $          0.02          $         0.19          $         0.21
                                                ===============          ==============          ==============

See accompanying notes to the unaudited pro forma statements.

                              GULFWEST ENERGY INC.

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.       Basis of Presentation

     The accompanying  unaudited pro forma statements of operations  present the results of operations of the Company for the year ended  December 31, 2000, as if the purchase of the Grand  Goldking  L.L.C.  Acquired  Properties had
     occurred as of the beginning of 2000.

     The unaudited pro forma  information has been prepared and all calculations have been made by the Company based upon assumptions  deemed appropriate by the Company. Certain of these assumptions are set forth in the notes below.
     The pro forma  presentation is not necessarily  indicative of the financial results of the  Company  that would have  actually  been  obtained  had the transaction been consummated on January 1, 2000. The accompanying unaudited pro forma financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information prepared in accordance with generally  accepted  accounting  principles has been  condensed  or omitted  pursuant to those rules and  regulations.  The financial statements of the Company and the related notes thereto presented in the Annual Report on form 10-K should be read in conjunction  with these pro forma statements.

2.       Pro Forma Adjustments

     The accompanying  unaudited pro forma statements of operations  reflect the following adjustments:

          (a) To  adjust  oil and gas  sales,  transportation  income  and lease operating  expenses  as a  result  of the  acquisition  of  the  Grand
          Goldking L.L.C. Acquired Properties.

          (b)  To  adjust   depreciation  and  depletion  as  a  result  of  the
          acquisition of the acquired properties.

          (c) To adjust interest  expense for loans associated with the purchase of the properties.

                                                     SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     GULFWEST ENERGY INC.
                                                     (Registrant)

Date: October 26, 2001              By: /s/ Thomas R. Kaetzer
                                       --------------------------------
                                       Thomas R. Kaetzer
                                       President

Date:  October 26, 2001             By: /s/ Jim C. Bigham
                                       -----------------------------------------
                                       Jim C. Bigham
                                       Executive Vice President and Secretary

Date:  October 26, 2001             By: /s/ Richard L. Creel
                                       -----------------------------------------
                                       Richard L. Creel
                                       Vice President of Finance